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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 AUGUST 29, 2000


                                FAIRMARKET, INC.
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               (Exact name of registrant as specified in charter)


           DELAWARE                     000-29423                04-3551937
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(State or other jurisdiction     (Commission file number)       (IRS employer
        of incorporation)                                    identification no.)

                             500 UNICORN PARK DRIVE
                           WOBURN, MASSACHUSETTS 01801
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               (Address of principal executive offices) (Zip code)


   Registrant's telephone number, including area code:    (781) 376-5600
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ITEM 5 - OTHER EVENTS

         As described in the August 30, 2000 press release by FairMarket, Inc. (the "Company") included as an exhibit to this Report, the Board of Directors of the Company has elected Ms. Eileen Rudden as President and Chief Executive Officer of the Company and as a director of the Company effective September 11, 2000. In addition, the Board has elected Mr. Scott Randall, the current President and Chief Executive Officer of the Company, as Chairman of the Company effective August 29, 2000, with Mr. Randall to continue in his role as President and Chief Executive Officer until September 11, 2000. Also on August 29, 2000, Mr. Jeffrey Drazan resigned as a director of the Company. Ms. Rudden will serve as a Class I Director of the Company.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         1.   Press release by FairMarket, Inc. dated August 30, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 8, 2000               By: /s/ Scott Randall
                                          ------------------------------
                                          Scott Randall
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.   Description
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1             Press release by FairMarket, Inc. dated August 30, 2000



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